        Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re Gregg Appliances, Inc. Case No. 17-01303-11
 Debtors

"MONTHLY OPERATING REPORT
Gregg Appliances, Inc."

INDEX TO CONDENSED FINANCIAL STATEMENTS AND SCHEDULES

CONDENSED FINANCIAL STATEMENTS    Page

 Condensed Statement of Income    2
 Condensed Balance Sheet     3
 Condensed Statement of Cash Flows    4

SCHEDULES

 Schedule 1 - Total Disbursements    5
 Schedule 2 - Bank Reconciliations     6
 Schedule 3 - Total Disbursements to Retained Professionals   7
 Schedule 4 - Summary of Unpaid Post-Petition Debts   8
 Schedule 5 - Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld    9
 Schedule 6 - Accounts Receivable Aging    10
 Schedule 7 -  Questionnaire 11

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Signature of Debtor     Date

Signature of Joint Debtor    Date

/s/ Kevin Kovacs    1/8/2018
Signature of Authorized Individual*    Date

Kevin Kovacs    CEO/CFO
Printed Name of Authorized Individual   Title of Authorized Individual

* Authorized individual must be an officer, director, or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Condensed Consolidated Statement of Income (unaudited)

  For the Period of
  December 1, 2017 to
(In Thousands) December 31, 2017

Net Sales $ -
Cost of Goods Sold 1
Gross Profit (1)

Operating Expenses:
Advertising Expense, Net -
Occupancy Costs (43)
Data Communications 10
Repair and Maintenance -
Company Insurance (Non-Medical) 39
Employee Benefits 3
Wage Expense 140
Employee Services (29)
Travel and Entertainment -
Bank Transaction Fees -
Professional Fees 832
Stock Compensation Expense (Benefit), Net -
Gain/Loss on Early Extinguishment of Debt -
Depreciation and Amortization -
Administrative and Sales Expense -
Product Services Expense -
Bad Debts -

Total Operating Expenses 952

Operating Income (953)

Interest Expense, net (1,268)
Other Income/(Expense) 88

Income Before Taxes $ (2,133)

Income Tax Expense/(Benefit) -

Net Income (Loss) $ (2,133)

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Condensed Consolidated Balance Sheet (unaudited)

(In Thousands)     as of 12/31/2017

Assets
Cash $ 8,644
Credit Card and Trade Accounts Receivable, Net 5,481
Accounts Receivable, Other 10,561
Merchandise Inventories -
Prepaid Expenses and Other Assets 14,635
Income Taxes Receivable 70
Total Current Assets 39,391

Property and Equipment, Net -
Capitalized Financing Fees, Net -
Goodwill -
Trademarks, Net -
Other Assets, Net 303

Total Assets $39,693

Liabilities and Stockholders' Deficit
Accounts Payable 9,711
Outstanding Customer Deposits, Credits, Refunds 1,560
Unredeemed Gift Card Liability 15
Other Accrued Expenses 10,729
Deferred Tax Liability -
DIP Loans 8,449

Total Current Liabilities $30,464

Deferred Rent -
LT Deferred Compensation 234
Other Long-term Liabilities 1,026
Liabilities Subject to Compromise 194,619

Total Liabilities $226,343

Preferred Stock -
Common Stock 4
Retained Earnings / (Accumulated Deficit) (341,200)
Treasury Stock (150,228)
Additional Paid-in Capital 304,775
Total Stockholders' Deficit ($186,649)

Total Liabilities and Stockholders' Deficit $39,693

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Condensed Consolidated Statement of Cash Flows (unaudited)

 For the Period of
 December 1, 2017 to
(In Thousands) December 31, 2017
Cash flows from operating activities:
     Net cash provided by (used in) operating activities   $    (1,456)

Cash flows from investing activities:
     Purchases of property and equipment -
     Proceeds from sale of property and equipment -
     Other -
     Net cash used in investing activities -

Cash flows from financing activities:
     Net Borrowings (Repayments)  on Line of Credit 1,425

Increase/(decrease) in cash and cash equivalents (31)

Cash and cash equivalents at beginning of period 8,675

Cash and cash equivalents at end of period $ 8,644

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Total Disbursements by Filed Legal Entity (unaudited)

(In Thousands)
For the Period of December 1, 2017 to December 31, 2017

Legal Entity  Case Number   Disbursements
Gregg Appliances, Inc.  17-01303-11  $ 1,336

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Bank Reconciliations (unaudited)

(In Thousands)
G/L Acct Account Name Bank Acct # Debtor Description Bank Balance Ledger Balance As of Date Reconciled
1000 Master Operating Account 938169174 Gregg Appliances, Inc. Operating Account $-  $-  12/31/2017 No
1001 Corporate Account 938169505 Gregg Appliances, Inc. Corporate AR deposit account, All retail locations depository account -  -  12/31/2017 No
1016 Cash Concentration 938169455 Gregg Appliances, Inc. Cash Dominion -  -  12/31/2017 No
1051 Disbursements 938169729 Gregg Appliances, Inc. Checking -  $(33) 12/31/2017 No
1055 Restricted - Utilities Escrow 938157500 Gregg Appliances, Inc. Utility Escrow $7  $7  12/31/2017 Yes
1011 Restricted - Wells Fargo Escrow Internal Wells Fargo Account Gregg Appliances, Inc. Legal Reserve and Escrow for Whirlpool and Electrolux Matters $8,670 $8,670 12/31/2017 No

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Total Disbursements to Retained Professionals (unaudited)

(In Thousands)
For the Period of December 1, 2017 to December 31, 2017

Retained Professionals  Approved Amounts (1)  Disbursements
MORGAN, LEWIS & BOCKIUS LLP Legal Services  1,457   -
STIFEL, NICOLAUS & COMPANY INC Bankruptcy Services  -   -
BERKELEY RESEARCH GROUP LLC Bankruptcy Services  2,415   (94)
DONLIN, RECANO & COMPANY INC Bankruptcy Services  -   (154)
ICE MILLER LLP Legal Services  1,256   -
BINGHAM GREENBAUM DOLL LLP Bankruptcy Services  118   -
MALFITANO PARTNERS Bankruptcy Services  66   (5)
COOLEY LLP Bankruptcy Services  1,657   -
PROVINCE, INC. Bankruptcy Services  495   (15)
DLA PIPER LLP US Bankruptcy Services  -   (110)
FAEGRE BAKER DANIELS LLP Bankruptcy Services  -   (15)
HILCO REAL ESTATE, LLC Bankruptcy Services  377   -
GORDON BROTHERS RETAIL PARTNERS    Bankruptcy Services     -         (102)
GREAT AMERICAN GROUP  Bankruptcy Services   -                      (367)

Total   $ 7,842   $ (862)

(1) Approved amounts represent the amount of fees and expenses that were approved by court order for payment by the Debtors to each professional through December 2017.

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Summary of Unpaid Post-Petition Debts (unaudited)
As of 12/31/2017

(In Thousands)
Gregg Appliances, Inc. (17-01303-11)
   Number of Days Past Due
 Current  0-30 30-60 61-90 Over 90 Total
Accounts Payable $ (39)  $ 6  $ 57  $ 46  $ 1,070  $ 1,140
Wages Payable 15  -  -  -  -  15
Taxes Payable (1) 698  -  -  -  261  960
Rent/Leases-Building -  (1)  -  -  3,777  3,776
Utilities Payable (2) 114  -  1  (83)  837  868
Insurance Reserves 1,667  -  -  -  -  1,667
Secured Debt/Adequate Protection Payments -  -  -  -  -  -
Professional Fees 117  206  342  459  2,261  3,385
Amounts Due to Insiders -  -  -  -  -  -
Outstanding Customer Deposits, Credits, Refunds (2) 1,560  -  -  -  -  1,560
Unredeemed Gift Card Liability (2) 15  -  -  -  -  15
Deferred Rent -  -  -  -  -  -
LT Deferred Compensation 234  -  -  -  -  234
Other (2) 9,548  -  -  -  107  9,655
Total Post-Petition Debts $ 13,929  $ 211  $ 399  $ 422  $ 8,313  $ 23,274

(1)  Any past due taxes payable relate to unpaid business license fees for 2017, as well as unpaid gross receipts taxes payable beginning in June 2017.
(2)  Aging information for payables other than trade payables is not readily available.  As such, all other post-petition payables have been categorized in the Current bucket.

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Schedule of Federal, State, & Local Taxes Collected, Received, Due or Witheld (unaudited)

(In Thousands)
For the Period of December 1, 2017 to December 31, 2017

 Beginning Tax Liability Amount Withheld or Accrued Amount Paid Date Paid Check No. or EFT Ending Tax Liability
Federal
Withholding $4  $34  $(33) 12/1; 12/15; 12/29     EFT 5
FICA - Employee 0  5  (5) 12/1; 12/15; 12/29  EFT 1
FICA - Employer 0  4  (4) 12/1; 12/15; 12/29 EFT 0
Unemployment -  -  -    -
Income -      -
Total Federal Taxes 0  43  (42)   1

State and Local
Withholding 1  7  (7) 12/1; 12/15; 12/29 EFT 1
Sales and Use (26) -  -    (26)
Excise -  -  -   -
Unemployment -  -  -    -
Real Property 3,502  -  -    3,502
Personal Property 1,608  (21)  -   1,587
Other 52  -  -    52
Total State and Local 5,137  (14)  (7)   5,116

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Accounts Receivable Aging (unaudited)

(In Thousands)
As of December 31, 2017

Accounts Receivable Reconciliation  Credit Card Receivables Trade Accounts Receivable  Total Credit Card and Trade Accounts Receivable
Total Accounts Receivable at the beginning of the reporting period  $ (301) $ 5,782   $ 5,481
+ Amounts billed during the period  -  -   $ -
- Amounts collected during the period  -   -  $  -
- Other Adjustments (Writeoffs/Credit Memos/Adjustments/Chargebacks/Signifyd Funding)  -  -   $ -
Total Accounts Receivable at the end of the reporting period  $ (301) $ 5,781   $ 5,481

As of December 31, 2017

Accounts Receivable Aging

Less than 90  -  -   $ -
91+  (301) 5,781   $ 5,481
Total Accounts Receivable  (301) 5,781   $ 5,481
Amount Considered Uncollectible  -  -   $ -
Accounts Receivable, Net  $ (301) $ 5,781   $ 5,481

NOTES
(1)  Credit Card Receivable Aging has been estimated, as all credit card settlement was turned off in June 2017.  Therefore, all balances are at least 90 days old as of 12/31/17.
..
(2)  No reserves have been recorded against credit card receivables.
(3)  $10.6M of Accounts Receivable - Other exists at 12/31/2017 for which aging information is not readily available.

(4)  The Credit Card Receivables are in a payable position at 12/31/2017 as a result of turning off settlement with credit card companies in June, thereby, owing the credit card companies, specifically Synchrony, for various ongoing adjustments and chargebacks.  Note that this figure has not been updated since credit cards were shut off in June 2017.

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Questionnaire

      Yes No
1.  Have any assets been sold or transferred outside the normal course of business this reporting period?  If yes, provide an explanation below.  X
2.  Have any funds been disbursed from any account other than a debtor in possession account this reporting period?  If yes, provide an explanation below.  X
3.  Have all post-petition tax returns been filed timely?  If no, provide an explanation below. X
4.  Are workers compensation, general liability, and other necessary insurance coverages in effect?  If no, provide an explanation below. X
5.  Has any bank account been opened during the reporting period?  If yes, provide documentation identifying the opened account(s).  If an investment has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.  X
Account Name Purpose Business Acct Number Bank Name Date